INCOME TAXES	3 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

As of March 31, 2018, we had net operating loss carryforwards of approximately $5,893,235, which will expire beginning at the end of 2036. A valuation allowance has been provided for the deferred tax asset as it is uncertain whether the Company will have future taxable income.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act"). The Tax Act reduces the corporate tax rate to 21% effective January 1, 2018. Consequently, we have recorded an adjustment to the deferred tax provision for the year ended December 31, 2017.

Reconciliation of the benefit (expense) for income taxes with amounts determined by applying the statutory federal income rate of 21% in 2018 and 34% in 2017 and 2016 to the respective losses before income taxes as follows:

	2018	2017	2016
Net (Loss)	$(1,797,228)	$(5,788,901)	$(155,024)
Benefit (expense) for income taxes computed using the statutory rate of 21% and 34%	377,418	1,968,226	52,708
Non-deductible expense	(161,864)	(360,952)	(5,274)
Re-measurement of deferred income taxes due to tax reform	-	(632,683)	-
Change in valuation allowance	(215,554)	(974,591)	(47,434)
Provision for income taxes	$-	$-	$-

Significant components of the Company's deferred tax liabilities and assets at March 31, 2018 and 2017 are as follows:

	2018	2017	2016
Total deferred tax assets – net operating losses	$1,237,579	$1,022,025	$47,434
Deferred tax liabilities	-	-	-
Net deferred tax assets	1,237,579	$1,022,025	47,434

Valuation allowance	$(1,237,579)	$(1,022,025)	$(47,434)
	$-	$-	$-

At March 31, 2018, net operating loss ("NOL") carry forwards summary follows:

Expiring December 31,
2036	$139,512
2037	4,727,276
4,866,788
2018 Non-Expiring NOL	1,026,447
Total NOL Carryforward	$5,893,235

Tax period of 2018, 2017, and 2016 remain subject to Internal Revenue Service audit.